FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): February 18, 2011

IRS Employer
Commission	Registrant; State of Incorporation;	Identification
File Number	Address; and Telephone Number	Number

1-13739	UNISOURCE ENERGY CORPORATION (An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000	86-0786732

1-5924	TUCSON ELECTRIC POWER COMPANY (An Arizona Corporation) One South Church Avenue, Suite 100 Tucson, AZ 85701 (520) 571-4000	86-0062700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 18, 2011, Raymond S. Heyman, Senior Vice President and General Counsel of UniSource Energy Corporation and Tucson Electric Power Company, notified the companies that he would be resigning effective June 30, 2011 to fulfill an assignment for The Church of Jesus Christ of Latter-Day Saints that will require him to relocate to Argentina for a three-year period. A decision on Mr. Heyman’s successor has not been made at this time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2011	UNISOURCE ENERGY CORPORATION
(Registrant)

/ s / Kevin P. Larson
Senior Vice President and Chief Financial Officer

Date: February 25, 2011	TUCSON ELECTRIC POWER COMPANY
(Registrant)

/ s / Kevin P. Larson
Senior Vice President and Chief Financial Officer